UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23351

AMERICAN BEACON APOLLO TOTAL RETURN FUND

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-( Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2019

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®

2019 SEMI-ANNUAL REPORT

December 31, 2019

APOLLO TOTAL RETURN FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

APOLLO TOTAL RETURN FUND

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund’s use of fixed-income and variable-rate securities, such as loans and related instruments of varying levels of seniority, corporate debt and notes, high yield securities, CLOs, CLNs, RMBS, CMBS and derivatives entails interest rate, liquidity, market and credit risks. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund invests in real estate related securities, which involve additional risks such as limited liquidity and greater volatility. The Fund’s ability to borrow for investment purposes and otherwise use leverage can magnify these risks. There is no secondary market for the Fund’s shares, and the Fund expects that no secondary market will develop. Even though the Fund will make quarterly repurchase offers for its outstanding shares (currently expected to be for 8% per quarter), investors should consider shares of the Fund to be an illiquid investment. There is no guarantee that investors will be able to sell their shares at any given time or in the quantity desired. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Interval Funds	December 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Advisors

American Beacon Apollo Total Return FundSM

Performance Overview

December 31, 2019 (Unaudited)

The Y Class of the American Beacon Apollo Total Return Fund (the “Fund”) returned 4.83% for the six-month period ended December 31, 2019, outperforming the S&P/LSTA Leveraged Loan Total Return Index return of 2.78% and the ICE BofA U.S. High Yield Index return of 3.90%.

Total Returns for the Period ended December 31, 2019

	Ticker	6 Months*	1 Year	Since Inception 09/12/2018
Y Class (1,3)	ATRYX	4.83%	10.86%	7.16%
T Class without Sales Charge (1,3)	ATRTX	4.63%	10.65%	7.00%
T Class with Sales Charge (1,3)	ATRTX	1.54%	7.33%	4.52%

S&P/LSTA Leveraged Loan Total Return Index (2)		2.78%	8.64%	4.13%

*	Not annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

The S&P/LSTA Leveraged Loan Index is a common benchmark and represents the 100 largest and most liquid issues of the institutional loan universe. The index is modified market value-weighted and is fully rebalanced semi-annually. In addition, the index is reviewed weekly to reflect pay-downs and ensure that it continually maintains 100 loan facilities. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y and T Class shares were 3.47% and 4.07%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The most prominent theme during the period was declining interest rates along the treasury and corporate yield curves, which were accompanied by the Fed’s three interest rate cuts. The high-yield index duration was approximately 3.1 years at period end, and the loan index duration held steady at 0.2 years given its floating-rate securities. As such, duration was a primary driver of relative performance. For comparison, the Fund ended the period with a duration of under 1 year with nearly 70% of its assets invested in bank loans and 30% in high yield bonds. As the Fund grows over time, its holdings will be more broadly distributed across security types and asset classes in accordance with the Fund’s investment strategy.

The Fund primarily outperformed during the 3rd quarter, as its 4th quarter returns were slightly below those of the indexes. During much of the year, loans suffered from fear of credit rating downgrades as rating-sensitive investors were forced to reposition. Even though fear exceeded the actual amount of downgrades, prices declined nonetheless. With low duration, declining rates and a surge of credit selling, bank loans underperformed high yield bonds. However, during the final weeks of December, value-seeking investors returned to loans in search of yield.

The Fund was also able to take advantage of opportunistic investments in the new-issue and secondary trading markets where deals were priced attractively to entice investors.

Sentiment was mixed as investors digested rate cuts and geopolitical headlines. Unrest in Hong Kong, Brexit complications, an Argentinian default, trade wars and the Trump impeachment provided ample distraction. Ultimately, technicals in the credit markets remained favorable with demand outweighing supply, and by year end, risk assets were trading close to all-time highs.

The Fund seeks to utilize its broad investment mandate to add value in a variety of market environments. It generally maintains a low duration to reduce interest-rate volatility and seeks investment opportunities from the subadvisor’s vast platform in the credit markets. Over the longer term, the Fund aims to generate a stable yield, downside protection, alpha and outperformance relative to broad market indexes.

American Beacon Apollo Total Return FundSM

Performance Overview

December 31, 2019 (Unaudited)

Top Ten Holdings (% Net Assets)
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, Due 1/15/2030		4.2
HCA Healthcare, Inc., 6.250%, Due 2/15/2021		4.0
Aramark Services, Inc., Due 1/27/2027, 2019 Term Loan B4		3.9
Buckeye Partners LP, 4.531%, Due 11/1/2026, 2019 Term Loan B, (1-mo. LIBOR + 2.750%)		3.9
Creative Artists Agency LLC, Due 11/27/2026, 2019 Term Loan B		3.9
Intelsat Jackson Holdings S.A., 6.625%, Due 1/2/2024, 2017 Term Loan B5		3.9
Iridium Satellite LLC, 5.549%, Due 11/4/2026, 2019 Term Loan, (1-mo. LIBOR + 3.750%)		3.9
Sedgwick Claims Management Services, Inc., 5.799%, Due 9/3/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)		3.9
ServiceMaster Co., 3.563%, Due 11/5/2026, 2019 Term Loan D, (1-mo. LIBOR + 1.750%)		3.9
Zayo Group LLC, 4.049%, Due 1/19/2024, 2017 Incremental Term Loan, (1-mo. LIBOR + 2.250%)		3.9

Total Fund Holdings	30

Sector Allocation (% Investments)
Telecommunications		22.3
Commercial Services		14.6
Health Care – Services		8.8
Insurance		7.6
Food		7.4
Aerospace/Defense		3.8
Food Service		3.8
Media		3.8
Pipelines		3.8
Engineering & Construction		3.7
Packaging & Containers		3.7
Electric		3.6
Entertainment		3.6
Metal Fabricate/Hardware		3.6
Household Products/Wares		3.1
Internet		2.5
Environmental Control		0.3

American Beacon Apollo Total Return FundSM

Expense Examples

December 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Apollo Total Return FundSM

Expense Examples

December 31, 2019 (Unaudited)

American Beacon Apollo Total Return Fund

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period 7/1/2019-12/31/2019*
Y Class
Actual	$1,000.00	$1,048.30	$7.47
Hypothetical**	$1,000.00	$1,017.85	$7.35
T Class***
Actual	$1,000.00	$1,046.30	$3.60
Hypothetical**	$1,000.00	$1,015.03	$10.18

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.45% and 2.01% for the Y and T Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.
***

American Beacon Apollo Total Return Fund T Class commenced operations on October 29, 2019. Expenses are equal to the fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (64), then divided by the number of days in the year (365) to reflect the period. The Ending Account Value is derived from the fund’s share class actual return since inception. The Hypothetical 5% Annual Return information reflects the (184) day period for the six months ended December 31, 2019 to allow for comparability.

American Beacon Apollo Total Return FundSM

Schedule of Investments

December 31, 2019 (Unaudited)

	Principal Amount*	Fair Value

BANK LOAN OBLIGATIONSA - 71.19%

Communications - 25.46%

Internet - 2.58%
ION Trading Technologies S.a.r.l., 6.064%, Due 11/21/2024, USD Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	$174,068	$166,670

Media - 3.86%
Radiate Holdco LLC, Due 2/1/2024, 1st Lien Term LoanB	249,359	250,107

Telecommunications - 19.02%
CenturyLink, Inc., 4.549%, Due 11/1/2022, 2017 Term Loan A, (1-mo. LIBOR + 2.750%)	233,766	234,206
Intelsat Jackson Holdings S.A., 6.625%, Due 1/2/2024, 2017 Term Loan B5C	250,000	252,635
Iridium Satellite LLC, 5.549%, Due 11/4/2026, Term Loan, (1-mo. LIBOR + 3.750%)	250,000	252,970
Zacapa LLC, 6.945%, Due 7/2/2025, 2018 1st Lien Term Loan B, (3-mo. LIBOR + 5.000%)	238,791	240,384
Zayo Group LLC, 4.049%, Due 1/19/2024, 2017 Incremental Term Loan, (1-mo. LIBOR + 2.250%)	250,000	250,637

		1,230,832

Total Communications		1,647,609

Consumer, Cyclical - 7.58%

Entertainment - 3.70%
Penn National Gaming, Inc., 3.799%, Due 10/19/2023, 2017 Term Loan A, (1-mo. LIBOR + 2.000%)	240,625	239,347

Food Service - 3.88%
Aramark Services, Inc., Due 1/27/2027, 2019 Term Loan B4B	250,000	251,173

Total Consumer, Cyclical		490,520

Consumer, Non-Cyclical - 14.92%

Commercial Services - 14.92%
Creative Artists Agency LLC, Due 11/27/2026, 2019 Term Loan BB	250,000	251,875
Garda World Security Corp., 6.660%, Due 10/30/2026, 2019 1st Lien Term Loan B, (3-mo. LIBOR + 4.750%)	214,621	215,829
Guidehouse LLP, 6.299%, Due 5/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.500%)	249,367	246,873
ServiceMaster Co., 3.563%, Due 11/5/2026, 2019 Term Loan D, (1-mo. LIBOR + 1.750%)	250,000	250,783

		965,360

Total Consumer, Non-Cyclical		965,360

Energy - 3.90%

Pipelines - 3.90%
Buckeye Partners LP, 4.531%, Due 11/1/2026, 2019 Term Loan B, (1-mo. LIBOR + 2.750%)	250,000	251,980

Financial - 7.73%

Insurance - 7.73%
Alliant Holdings Intermediate LLC, 4.990%, Due 5/9/2025, Term Loan B, (1-mo. LIBOR + 3.250%)	249,375	249,562
Sedgwick Claims Management Services, Inc., 5.799%, Due 9/3/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	248,750	250,772

		500,334

Total Financial		500,334

Industrial - 11.60%

Aerospace/Defense - 3.90%
Bleriot US Bidco, Inc.,
Due 10/31/2026, Delayed Draw Term LoanB D	33,784	34,080
Due 10/31/2026, Term Loan BB	216,216	218,108

		252,188

Engineering & Construction - 3.82%
DG Investment Intermediate Holdings, Inc., 5.549%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	248,742	247,498

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

December 31, 2019 (Unaudited)

	Principal Amount*	Fair Value

BANK LOAN OBLIGATIONSA - 71.19% (continued)

Industrial - 11.60% (continued)

Environmental Control - 0.27%
US Ecology, Inc., 4.299%, Due 8/14/2026, Term Loan B, (1-mo. LIBOR + 2.500%)	$17,271	$17,390

Metal Fabricate/Hardware - 3.61%
Advanced Drainage Systems, Inc., 4.063%, Due 7/31/2026, Term Loan B, (1-mo. LIBOR + 2.250%)	232,143	233,691

Total Industrial		750,767

Total Bank Loan Obligations (Cost $4,564,576)		4,606,570

CORPORATE OBLIGATIONS - 27.11%

Consumer, Non-Cyclical - 19.70%

Food - 7.56%
JBS USA LUX S.A
5.875%, Due 7/15/2024E	210,000	216,090
5.500%, Due 1/15/2030E	254,000	272,821

		488,911

Health Care - Services - 8.95%
Centene Corp., 4.750%, Due 5/15/2022	150,000	153,000
HCA, Inc.
6.250%, Due 2/15/2021	250,000	260,625
5.875%, Due 5/1/2023	150,000	165,774

		579,399

Household Products/Wares - 3.19%
Spectrum Brands, Inc., 5.000%, Due 10/1/2029E	200,000	206,500

Total Consumer, Non-Cyclical		1,274,810

Industrial - 3.75%

Packaging & Containers - 3.75%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.750%, Due 10/15/2020	242,277	242,580

Utilities - 3.66%

Electric - 3.66%
Clearway Energy Operating LLC, 5.750%, Due 10/15/2025	225,000	236,812

Total Corporate Obligations (Cost $1,709,839)		1,754,202

FOREIGN CORPORATE OBLIGATIONS - 3.79% (Cost $244,914)

Communications - 3.79%

Telecommunications - 3.79%
Intelsat Jackson Holdings S.A., 8.000%, Due 2/15/2024E	239,000	245,274

	Shares

SHORT-TERM INVESTMENTS - 0.59% (Cost $38,023)

Investment Companies - 0.59%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%F G	38,023	38,023

TOTAL INVESTMENTS - 102.68% (Cost $6,557,352)		6,644,069
LIABILITIES, NET OF OTHER ASSETS - (2.68%)		(173,201)

TOTAL NET ASSETS - 100.00%		$6,470,868

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

B Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of December 31, 2019.

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

December 31, 2019 (Unaudited)

C Fixed Rate.

D Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $33,784 or 0.52% of net assets. Of this amount, $33,784 relates to Bleriot US Bidco, Inc.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $940,685 or 14.54% of net assets. The Fund has no right to demand registration of these securities.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

LLP - Limited Liability Partnership.

USD - United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2019, the investments were classified as described below:

Apollo Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$-	$4,606,570	$-	$4,606,570
Corporate Obligations	-	1,754,202	-	1,754,202
Foreign Corporate Obligations	-	245,274	-	245,274
Short-Term Investments	38,023	-	-	38,023

Total Investments in Securities - Assets	$38,023	$6,606,046	$-	$6,644,069

(1)	Unfunded loan commitments represent $33,784 at year end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended December 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Apollo Total Return FundSM

Statement of Assets and Liabilities

December 31, 2019 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$6,606,046
Investments in affiliated securities, at fair value‡	38,023
Cash	13,259
Dividends and interest receivable	56,675
Receivable for investments sold	843,138
Receivable for expense reimbursement (Note 2)	36,656
Prepaid expenses	92,936

Total assets	7,686,733

Liabilities:
Payable for investments purchased	1,043,792
Dividends payable	49,738
Unfunded loan commitments	33,784
Management and sub-advisory fees payable (Note 2)	7,211
Service fees payable (Note 2)	72
Custody and fund accounting fees payable	8,310
Professional fees payable	68,138
Other liabilities	4,820

Total liabilities	1,215,865

Net assets	$6,470,868

Analysis of net assets:
Paid-in-capital	$6,359,288
Total distributable earnings (deficits)A	111,580

Net assets	$6,470,868

Shares outstanding at no par value (unlimited shares authorized):
Y Class	624,313

T ClassB	9,606

Net assets:
Y Class	$6,372,807

T ClassB	$98,061

Net asset value, offering and redemption price per share:
Y Class	$10.21

T ClassB	$10.21

† Cost of investments in unaffiliated securities	$6,519,329
‡ Cost of investments in affiliated securities	$38,023

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.
B Class launched on October 28, 2019 and commenced operations October 29, 2019 (Note 1).

See accompanying notes

American Beacon Apollo Total Return FundSM

Statement of Operations

For the period ended December 31, 2019 (Unaudited)

Investment income:
Dividend income from affiliated securities (Note 7)	$5,265
Interest income	166,949

Total investment income	172,214

Expenses:
Management and sub-advisory fees (Note 2)	42,000
Transfer agent fees:
Y Class (Note 2)	21,243
T ClassA	64
Custody and fund accounting fees	34,793
Professional fees	124,924
Registration fees and expenses	19,336
Prospectus and shareholder report expenses	10,312
Trustee fees (Note 2)	131
Other expenses	7,425

Total expenses	260,228

Net fees waived and expenses (reimbursed) (Note 2)	(213,449)

Net expenses	46,779

Net investment income	125,435

Realized and unrealized gain from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	63,933
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	111,671

Net gain from investments	175,604

Net increase in net assets resulting from operations	$301,039

A Class launched on October 28, 2019 and commenced operations October 29, 2019 (Note 1).
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Apollo Total Return FundSM

Statement of Changes in Net Assets

	Six Months Ended December 31, 2019	Period EndedA June 30, 2019
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$125,435	$102,942
Net realized gain from investments in unaffiliated securities	63,933	151,569
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	111,671	(24,954)

Net increase in net assets resulting from operations	301,039	229,557

Distributions to shareholders:
Total retained earnings:
Y Class	(284,502)	(131,606)
T ClassB	(2,908)	-

Net distributions to shareholders	(287,410)	(131,606)

Capital share transactions (Note 8):
Proceeds from sales of shares	425,323	823,769
Reinvestment of dividends and distributions	19,635	95,760
Cost of shares redeemed	(105,199)	-

Net increase in net assets from capital share transactions	339,759	919,529

Net increase in net assets	353,388	1,017,480

Net assets:
Beginning of period	6,117,480	5,100,000	C

End of period	$6,470,868	$6,117,480

A Fund commenced operations September 12, 2018 (Note 1).
B Class launched on October 28, 2019 and commenced operations October 29, 2019 (Note 1).
C Seed capital.

See accompanying notes

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

1.  Organization and Significant Accounting Policies

The American Beacon Apollo Total Return Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on February 16, 2018 as a Delaware statutory trust. The Fund commenced operations on September 12, 2018. Prior to commencing operations, the Fund had no operations other than matters relating to its organization and registration as a series of non-diversified, closed-end management investment company.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share. On June 5, 2019, the Board approved an increase in the repurchase offer percentage from the prior level of 5% to 8% of outstanding Shares. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Repurchase Offers Risk/Interval Fund Risk” in Footnote 5 – Principal Risks.

The Fund’s investment objective seeks to generate attractive risk-adjusted total returns using a multi-sector approach to fixed income value investing. The Fund seeks to achieve its investment objective by investing in U.S. corporate credit, global corporate credit, structured credit, and real estate credit. The Fund expects to utilize

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. If the Fund borrowed 20% of its total assets, that would represent 25% of its net assets. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1⁄3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $50 million but may engage in borrowings before Fund assets reach this level.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018, and has been updated accordingly with no material impact on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended December 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

On October 28, 2019, the Fund created the T Class, a new class made available for sale pursuant to the Fund’s registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). Refer to the Fund’s Prospectus for more details.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Y Class	All Investors who can meet the minimum investment amount - sold directly or through intermediary channels.	$100,000

T Class	Sold to retail investors by broker-dealers that are members of Financial Industry Regulatory Authority (“FINRA”) and have agreements with the Distributor, but may be made available through other financial firms, including banks and trust companies, and to specified benefit plans and other retirement accounts.	$2,500

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them quarterly to Shareholders of record. The Fund’s final distribution for each calendar year will include any remaining taxable net investment income undistributed during the year, as well as all net realized capital gains during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s taxable net investment income and net realized capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long-term or short-term, depending on the Shareholder’s holding period for the Shares.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Board deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily managed assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $4 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.325%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Apollo Credit Management, LLC pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily managed assets according to the following schedule:

First $1 billion	0.90%
Over $1 billion	0.80%

For purposes of the Management Agreement and Investment Advisory Agreement, the Fund’s “managed assets” are its total assets of the Fund (including assets attributable to the proceeds of leverage) minus accrued liabilities (other than liabilities attributable to such leverage). For purposes of calculating “managed assets”, the Fund’s derivative investments are valued based on their market value.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

The Management and Sub-Advisory Fees paid by the Fund for the period ended December 31, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.40%	$12,909
Sub-Advisor Fees	0.90%	29,091

Total	1.30%	$42,000

Distribution Plans

The Fund has adopted a Distribution Plan (the “Plan”) for its T Class Shares that allows the T Class Shares to pay distribution and other fees for the sale of Fund Shares and for other services provided to Shareholders. Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act that permits it to, among other things, offer multiple classes of Shares and pay distribution fees. Under the Distribution Plan, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of up to 0.75% of the average daily net assets of the T Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Class Y of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the Class Y of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Y Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Y Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Y Classes on an annual basis. During the period ended December 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees*
Apollo Total Return	$2,373

*	This balance is presented as a contra expense as of December 31, 2019.

As of December 31, 2019, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Other liabilities” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees*
Apollo Total Return	$2,373

*	This balance is presented as a contra liability as of December 31, 2019.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended December 31, 2019, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Apollo Total Return	$287

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the Y Class Shares and T Class Shares of the Fund to the extent that total operating expenses exceed 0.25% of average daily net assets for the Y Class and 1.00% of average daily net assets for the T Class (excluding management fees, shareholder service fees, taxes, interest including interest on borrowings, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short and the Fund’s use of leverage, litigation, and other extraordinary expenses). During the period ended December 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	7/1/2019 - 12/31/2019	Reimbursed Expenses	(Recouped) Expenses
Apollo Total Return	Y	0.25%	$209,007	$-	2022-2023
Apollo Total Return	T	1.00%	1,014	-	2022-2023

Of these amounts, $36,656 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at December 31, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022 and 2023. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Apollo Total Return	$-	$923,319	$-	2021-2022

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of December 31, 2019, based on management’s evaluation of the shareholder account base, exclusive of omnibus accounts, one account has been identified as representing an affiliated significant ownership of approximately 81% of the Fund’s outstanding shares.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its NAV per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Bank Loans

The Fund may invest in bank loans. A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower’s assets. By purchasing a bank loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. In either case, the Fund will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV per share. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Sub-Advisor will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Sub-Advisor analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Sub-Advisor generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Sub-Advisor’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate, London Inter-Bank Offered Rate (“LIBOR”), a money market index, or a Treasury bill rate.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. If the Fund invests in money market funds, Shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. The investment return of corporate debt securities reflects interest earning and changes in the market value of the security. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the period ended December 31, 2019 are disclosed in the Notes to the Schedule of Investments.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. You could lose money on your investment in the Fund as a result of these allocation decisions.

Bank Loan Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an OTC market, and confirmation and settlement, which are

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund’s NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about bank loans.

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline and reduce the liquidity of the Fund’s holdings.

Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Closed-End Structure Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, the number of Shares tendered in connection with the purchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Convertible Securities Risk

The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value typically increases or decreases with the price of the underlying common stock. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Delayed Funding Loans and Revolving Credit Facilities Risk

An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. Compared with issuers of investment grade securities, high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid Securities Risk

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund’s portfolio may be substantially illiquid. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Interest Rate Risk

Investments in investment grade and non-investment grade fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond, whereas if a bond has a duration of one year, a 1% increase in interest rates could be expected to result in a 1% decrease in value. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve raised the federal funds rate several times since December 2015 and may increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting insubstantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

A rise in protectionist trade policies, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risk of a trade dispute between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Repurchase Offers Risk/Interval Fund Risk

The Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 8% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet such repurchase obligations. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s performance, its net

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Tax Risk

The Fund has elected to be a regulated investment company (“RIC”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least 90% of its “investment company taxable income,” as that term is defined in the Internal Revenue Code (“Code”) (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) might affect the Fund’s ability to qualify for such treatment.

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the corporate rate (currently 21%) and, when such income is distributed, Shareholders would be subject to a further tax to the extent that the distribution is out of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”).

Certain of the Fund’s investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that will be treated as having “market discount” and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its Shareholders would receive larger capital gain distributions than they would in the absence of such transactions.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The Fund can invest directly or indirectly in debt securities that have floating or variable rate coupons. Because the coupons on variable and floating rate instruments may fluctuate based upon changes in current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s NAV during periods of changing interest rates, as compared to holding fixed-rate obligations. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The period ended December 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of December 31, 2019 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Apollo Total Return	$6,561,643	$97,812	$(15,386)	$82,426

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2019, the Fund did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended December 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Apollo Total Return	$19,418,078	$18,648,460

A summary of the Fund’s transactions in the USG Select Fund for the period ended December 31, 2019 were as follows:

Fund	Type of Transaction	June 30, 2019 Shares/Fair Value	Purchases	Sales	December 31, 2019 Shares/Fair Value	Dividend Income
Apollo Total Return	Direct	$781,731	$8,599,742	$9,343,450	$38,023	$5,265

8.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Y Class
	Six Months Ended December 31, 2019		September 12, 2018A to June 30, 2019
	(unaudited)
Apollo Total Return Fund	Shares	Amount	Shares		Amount
Shares sold	31,498	$325,323	81,201	B	$823,769	B
Reinvestment of dividends	1,916	19,635	9,805		95,760
Shares redeemed	(10,107)	(105,199)	-		-

Net increase in shares outstanding	23,307	$239,759	91,006		$919,529

American Beacon Apollo Total Return FundSM

Notes to Financial Statements

December 31, 2019 (Unaudited)

	T Class
	October 29, 2019A to December 31, 2019
	(unaudited)
Apollo Total Return Fund	Shares	Amount
Shares sold	9,606	$100,000

Net increase in shares outstanding	9,606	$100,000

A Commencement of operations.

B Seed capital was received on September 12, 2018 in the amount of $5,100,000 for Y Class. As a result, shares were issued in the amount of 510,000 for the Y Class of the Fund.

9.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Apollo Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended December 31, 2019		September 12, 2018A to June 30, 2019
	(unaudited)
Net asset value, beginning of period	$10.18		$10.00

Income (loss) from investment operations:
Net investment income	0.20		0.19
Net gains on investments (both realized and unrealized)	0.29		0.24

Total income (loss) from investment operations	0.49		0.43

Less distributions:
Dividends from net investment income	(0.19)		(0.16)
Distributions from net realized gains	(0.27)		(0.09)

Total distributions	(0.46)		(0.25)

Net asset value, end of period	$10.21		$10.18

Total returnB	4.83	%C	4.37	%C

Ratios and supplemental data:
Net assets, end of period	$6,372,807		$6,117,480
Ratios to average net assets:
Expenses, before reimbursements	8.06	%D	23.15	%E
Expenses, net of reimbursementsF	1.45	%D	1.70	%D
Net investment (loss), before expense reimbursements	(2.72	)%D	(19.06	)%E
Net investment income, net of reimbursements	3.89	%D	2.39	%D
Portfolio turnover rate	287	%C	1,625	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses was 0.25% for the period ended June 30, 2019.

See accompanying notes

American Beacon Apollo Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	T Class
	October 28, 2019A to December 31, 2019
	(unaudited)
Net asset value, beginning of period	$10.41

Income (loss) from investment operations:
Net investment income	0.05
Net gains on investments (both realized and unrealized)	0.06

Total income (loss) from investment operations	0.11

Less distributions:
Dividends from net investment income	(0.04)
Distributions from net realized gains	(0.27)

Total distributions	(0.31)

Net asset value, end of period	$10.21

Total returnB	4.63	%C

Ratios and supplemental data:
Net assets, end of period	$98,061
Ratios to average net assets:
Expenses, before reimbursements	7.82	%D
Expenses, net of reimbursementsF	2.01	%D
Net investment (loss), before expense reimbursements	(2.99	)%D
Net investment income, net of reimbursements	2.82	%D
Portfolio turnover rate	287	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
F	Includes other expenses consisting of management fees and service fees that are not included reimbursement, excluding the other expenses was 1.00% for the period ended June 30, 2019.

See accompanying notes

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Delivery of Documents

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If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Interval Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Interval Funds and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Interval Funds and American Beacon Apollo Total Return Fund are service marks of American Beacon Advisors, Inc.

SAR 12/19

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code August 19, 2019 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Sound Point Alternative Lending Fund and to disclose a change to limit the value of gifts received by the principal officer or financial officer to $100. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Apollo Total Return Fund

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Apollo Total Return Fund

Date: March 9, 2020

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Apollo Total Return Fund

Date: March 9, 2020